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                                                                    Exhibit 99.6


                                  NAVIDEC, INC.

                          REGISTRATION RIGHTS AGREEMENT

                                  JULY 23, 1999




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                                TABLE OF CONTENTS
                                   (CONTINUED)
                                                                     PAGE

                                TABLE OF CONTENTS
                                                        PAGE
                                                        ----


1.     Registration Rights                               1

   1.1  Definitions                                      1
   1.2  Demand Registration                              2
   1.3  Company Registration                             4
   1.4  Form S-3 Registration                            4
   1.5  Obligations of the Company                       5
   1.6  Furnish Information                              7
   1.7  Expenses of Demand or S-3 Registration           7
   1.8  Expenses of Company Registration                 7
   1.9  No Delay of Registration                         7
   1.10 Indemnification                                  8
   1.11 Reports under Securities Exchange Act of 1934   10
   1.12 Assignment of Registration Rights               10
   1.13 Limitations on Subsequent Registration Rights   11
   1.14 Termination of Registration Rights              11

2. Miscellaneous                                        11

   2.1  Successors and Assigns                          11
   2.2  Governing Law                                   11
   2.3  Counterparts                                    12
   2.4  Titles and Subtitles                            12
   2.5  Notices                                         12
   2.6  Expenses                                        12
   2.7  Amendments and Waivers                          12
   2.8  Aggregation of Stock                            12
   2.9  Severability                                    12
   2.10 Entire Agreement                                12



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                                  NAVIDEC, INC.

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------


         THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is made as of the 23rd day of July, 1999, by and between Navidec, Inc., a Colorado corporation (the "COMPANY"), and WFC Holdings Corporation (the "INVESTOR").

                                    RECITALS
                                    --------

         WHEREAS, the Company and the Investor are entering into a Stock and Note Purchase Agreement (the "STOCK AND NOTE PURCHASE AGREEMENT") of even date herewith;

         WHEREAS, in order to induce the Investor to purchase shares of common stock and acquire the note (the "NOTE") pursuant to the Stock and Note Purchase Agreement, the Company desires to grant to the Investor the registration and other rights set forth herein; and

         WHEREAS, the Investor desire that this Agreement shall govern the registration rights of Investor.

         NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

         1. REGISTRATION RIGHTS

         .  The Company covenants and agrees as follows:

              1.1 DEFINITIONS

         .  For purposes of this Agreement:

               (a) The term "ACT" means the Securities Act of 1933, as amended.

               (b) The term "FORM S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

               (c) The term "HOLDER" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with
Section 1.12 hereof.

               (d) The term "1934 ACT" shall mean the Securities Exchange Act of 1934, as amended.

               (e) The terms "REGISTER", "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.



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               (f) The term "REGISTRABLE SECURITIES" means (i) the Common Stock currently held by Investor, (ii) Common Stock issuable or issued upon conversion of the Note currently held by Investor, and (iii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i) or (ii) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this
Section 1 are not assigned.

               (g) The number of shares of "REGISTRABLE SECURITIES THEN OUTSTANDING" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

               (h) The term "SEC" shall mean the Securities and Exchange Commission.

          1.2 DEMAND REGISTRATION

     . If the Company shall receive at any time a written request from Holders of at least thirty-five percent (35%) of the Registrable Securities then outstanding ("INITIATING HOLDERS"), requesting that the Company file a registration statement under the Act covering the registration of a portion of the Registrable Securities then outstanding, then the Company shall:

                  (i) within ten (10) days of the receipt thereof, give written notice of such request to all Holders; and

                  (ii) effect as soon as practicable, and in any event within sixty (60) days of the receipt of such request, the registration under the Act of all Registrable Securities which the Holders request to be registered, subject to the limitations of subsection 1.2(b), within fifteen (15) days of the mailing of such notice by the Company in accordance with Section 2.5.

               (b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to subsection 1.2(a) and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by the Company and shall be reasonably acceptable to a majority of the Initiating Holders. In such event, the right of any Holder or other holder of securities of the Company to include securities in such registration shall be conditioned upon such Holder's or holders' participation in such underwriting and the inclusion of such Holder's or holders' securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder or holder) to the extent provided herein. All Holders and other holders of securities of the Company proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.5(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable



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Securities and other holders of registration rights which would otherwise be underwritten pursuant hereto, and the number of shares of securities that may be included in the underwriting on behalf of each Holder or other holder shall be allocated: (i) first, to the Registrable Securities requested to be included in such registration by the Holders of Registrable Securities; (ii) second, to shares of Common Stock held by other holders requested to be included in such registration, provided that such amount shall be allocated among such other holders on a pro rata basis based upon their respective percentage of ownership of the total number of shares of Common Stock then outstanding and (iii) third, to shares of Common Stock to be offered by the Company in such registration. For purposes of allocation securities to be included in any offering, for any selling stockholder which is a partnership or corporation, the partners, retired partners and stockholders of such holder (and in the case of a partnership, any affiliated partnerships), or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder," and any pro-rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder," as defined in this sentence.

               (c) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; PROVIDED, HOWEVER, that the Company may not utilize this right more than once in any twelve-month period.

               (d) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2:

                  (i) After the Company has effected one (1) registration pursuant to this Section 1.2 and such registration has been declared or ordered effective (or two (2) such registrations if the Company is not S-3 eligible and the Articles Approval (each as defined in the Purchase Agreement) is not obtained prior to the expiration of the underwriters lock-up in the Company's Public Offering; and

                  (ii) If the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 1.4 below.

            1.3 COMPANY REGISTRATION

         .

               (a) If (but, without any obligation to do so), the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of



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such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within fifteen (15) days after mailing of such notice by the Company in accordance with Section 2.5, the Company shall, subject to the provisions of paragraph (b) below, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

                  (b) UNDERWRITING REQUIREMENTS. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under this Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters). If the total amount of securities, including Registrable Securities requested by stockholders to be included in such offering, exceeds the amount of securities that the underwriters determine in their sole discretion is compatible with the success of the offering in view of market conditions, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering, but in no event shall the amount of securities of the selling Holders included in the offering be reduced below thirty-five percent (35%) of the total amount of securities included in such offering except that the Holders may be excluded entirely if the underwriters make the determination described above and no other stockholder's securities are included. Allocation of securities to be sold in any such offering shall be made pro-rata amongst the selling stockholders according to the total number of securities held by each such selling stockholder and entitled to inclusion therein on the basis of a registration rights agreement with the Company. For purposes of allocation securities to be included in any offering, for any selling stockholders which is a partnership or corporation, the partners, retired partners and stockholders of such holder (and in the case of a partnership, any affiliated partnerships), or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder," and any pro-rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder," as defined in this sentence.

             1.4 FORM S-3 REGISTRATION

         . In case the Company shall receive from one or more of the Holders a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

         (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and


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         (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; PROVIDED, HOWEVER, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.4: (1) if Form S-3 is not available for such offering by the Holders; (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than Two Million Dollars ($2,000,000); (3) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 1.4; PROVIDED, HOWEVER, that the Company shall not utilize this right more than once in any twelve month period; (4) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two (2) registrations on Form S-3 for the Holders pursuant to this
Section 1.4; or (5) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

         (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this Section 1.4 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively.

     1.5 OBLIGATIONS OF THE COMPANY

   . Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

         (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period ending upon the earlier of (i) one hundred eighty (180) days or (ii) until the distribution contemplated in the Registration Statement has been completed; PROVIDED, HOWEVER, that such 180-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company.

         (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may



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be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

         (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

         (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

         (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

         (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

         (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

         (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

         (i) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in substantially the form as may be given to the underwriters in such public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in substantially the form as may be given by independent certified public accountants to underwriters in such public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities; provided in any such case, the Company is required to provide such opinion or letter, as the case may be, to the underwriters in such offering.



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         1.6 FURNISH INFORMATION

         .

            (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

            (b) The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.4 if, due to the operation of subsection 1.6(a), the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in subsection 1.2(a) or subsection 1.4(b)(2), whichever is applicable.

         1.7 EXPENSES OF DEMAND OR S-3 REGISTRATION

     . All expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Section
1.2 or 1.4, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company; PROVIDED, HOWEVER, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 or 1.4 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless (i) the registration is withdrawn following any deferral of the registration by the Company pursuant to Section 1.2(c) or 1.4(b)(3); (ii) the registration is withdrawn due to a material adverse change in the Company's business or financial condition; or (iii) in the case of a demand registration pursuant to Section 1.2, the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2.

         1.8 EXPENSES OF COMPANY REGISTRATION

     . The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 1.3 for each Holder (which right may be assigned as provided in Section 1.12), including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the fees and disbursements of counsel for the Company and one counsel for the selling Holders selected by them, but excluding underwriting discounts and commissions relating to Registrable Securities.

         1.9 NO DELAY OF REGISTRATION

     . No Holder shall have any right to obtain or seek an injunction restraining or otherwise



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delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

         1.10 INDEMNIFICATION

         . In the event any Registrable Securities are included in a registration statement under this Section 1:

            (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the officers, directors and constituent general partners of such Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will pay, as incurred, to each such Holder, the officers, directors and constituent general partners of such Holder, each such underwriter or controlling person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action, as such expenses are incurred; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

            (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and the officers, directors and constituent general partners of such Holder and any controlling person of any such underwriter or other Holder, severally but not jointly, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this
Section 1.10(b), in connection with investigating



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or defending any such loss, claim, damage, liability, or action; PROVIDED,
HOWEVER, that the indemnity agreement contained in this Section 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; PROVIDED, FURTHER, that in no event shall any Holder's cumulative, aggregate liability under this
Section 1.10(b), under Section 1.10(d), or under such sections together, exceed the gross proceeds from the offering received by such Holder.

            (c) Promptly after receipt by an indemnified party under this
Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with one counsel mutually satisfactory to the parties; PROVIDED, HOWEVER, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 1.10 unless the failure to deliver notice is materially prejudicial to its ability to defend such action. Any omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this
Section 1.10.

            (d) If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations; PROVIDED, HOWEVER, that (A) in no event shall any Holder's cumulative, aggregate liability under this Section 1.10(d), or under Section 1.10(b), or under such sections together, exceed the net proceeds from the offering received by such Holder. Notwithstanding anything to the contrary herein, no party shall be liable for contribution under this Section 1.10(d), except to the extent and under the circumstances as such party would have been liable to indemnity under Section 1.10(a) or Section 1.10(b), as the case may be, if such indemnification were enforceable under applicable law. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.


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               (e) Notwithstanding the foregoing, to the extent that the
provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control with respect to the parties to such agreement.

               (f) The obligations of the Company and Holders under this Section
1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

            1.11 REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934

         . With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

               (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

               (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

               (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

               (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

            1.12 ASSIGNMENT OF REGISTRATION RIGHTS

         . The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities who, after such assignment or transfer, holds at least One Hundred Thousand (100,000) shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), provided:
(a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned;
(b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 1.14 below; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee of a holder of Registrable Securities, (i) the holdings of affiliated partnerships, limited liability companies and other entities, and their constituent or retired partners or members (collectively, "AFFILIATED PERSONS"), and (ii) the holdings of spouses, ancestors, lineal descendants and siblings who acquire Registrable Securities by gift, will or intestate succession (collectively, "FAMILY MEMBERS"), shall in each case be aggregated together, provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall designate in writing to the Company from time to time a single attorney-in-fact on behalf of the entire group of Affiliated Persons or Family Members, as the case may be, for the purpose of exercising any rights, receiving notices or taking any action under this Section 1.

            1.13 LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS

         . From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities which shall not be unreasonably withheld, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to include such securities in any registration filed under Sections 1.2, 1.3 or 1.4 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders that is included.

            1.14 TERMINATION OF REGISTRATION RIGHTS

         . The right of any Holder to request registration or inclusion in any registration pursuant to Section 1.3 shall terminate upon the earlier of (i) five (5) years after the date hereof and (ii) the date on which all shares of Registrable Securities beneficially owned or subject to Rule 144 aggregation by such Holder may immediately be sold under Rule 144 (without regard to Rule 144(k)) during any 90-day period.

         2. Miscellaneous

         .

            2.1 SUCCESSORS AND ASSIGNS

         . Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

            2.2 GOVERNING LAW

         . This Agreement shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware.

            2.3 COUNTERPARTS

         . This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            2.4 TITLES AND SUBTITLES

         . The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

            2.5 NOTICES

         . All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one (1) business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid or (d) one (1) business day after the business day of facsimile transmission, if delivered by facsimile transmission with copy by class mail, postage prepaid, and shall be addressed (i) if to a Holder, at the Holder's address as set forth on EXHIBIT A hereto and (ii) if to the Company, at the address of its principal corporate offices (attention:
Secretary), or at such other address as a party may designate by ten (10) days' advance written notice to the other party pursuant to the provisions above.

            2.6 EXPENSES

         . If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

            2.7 AMENDMENTS AND WAIVERS

         . Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and at least two holders of Registrable Securities holding at least two thirds (66-2/3%) of the Registrable Securities then outstanding (or the sale holder of Registrable Securities). Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

            2.8 AGGREGATION OF STOCK

         . All shares of Preferred Stock of the Company held or acquired or issuable upon exercise of the Note (or Common Stock issuable upon conversion thereof) by affiliated entities or persons shall be aggregated together for the purpose of determining the availability or discharge of any rights under this Agreement.

            2.9 SEVERABILITY

         . If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

            2.10 ENTIRE AGREEMENT

         . This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and supersedes all prior agreements and understandings with respect to the subject matter hereof.

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.


COMPANY:                      NAVIDEC, INC.


                              By:
                                 -------------------------------------
                                  J. Ralph Armijo,  President

                              Address:  14 Inverness Drive
                                        Englewood, Colorado 80112

                              Attention: Ralph Armijo
                                        (T) (303) 790-7565
                                        (F) (303) 790-8845


                              with a copy to:


                              Benesch, Friedlander, Coplan & Aronoff LLC
                              2300 BP Tower
                              200 Public Square
                              Cleveland, Ohio 44114

                              Attention:   Michael Wager
                                        (T) (216) 363-4500
                                        (F) (216) 363-4588


INVESTOR:                     WFC HOLDINGS CORPORATION

                              By:
                                 -------------------------------------
                                  George Fehlhaber,
                                  Senior Vice President and Treasurer

                              Address:  444 Market Street, MAC 0195-171
                                        San Francisco, CA 94111
                                        (T) (415) 396-6264
                                        (F) (415) 986-4598
                                 with a copy to:


                                 Wilson Sonsini Goodrich & Rosati, P.C.
                                 650 Page Mill Road
                                 Palo Alto, California 94114

                                 Attention:  Kurt Berney
                                        (T) (650) 493-9300
                                        (F) (650) 493-6811